Exhibit 1.01

Nabors Industries Ltd.

Conflict Minerals Report

For the Year Ended December 31, 2023

It is the policy of Nabors Industries Ltd. and its consolidated subsidiaries (“Nabors,” “we” or “our”) to comply with all applicable laws, rules and regulations, as described in Nabors’ Code of Business Conduct (available at www.nabors.com).

To implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Securities and Exchange Commission (the “SEC”) issued Release No. 34-67716 and adopted Rule 13p-1 (“Rule 13p-1”) of the Securities Exchange Act of 1934, as amended.  Rule 13p-1 states that “[e]very registrant that files reports with the Commission under Sections 13(a) (15 U.S.C. 78m(a)) or 15(d) (15 U.S.C. 78o(d)) of the Exchange Act, having conflict minerals that are necessary to the functionality or production of a product manufactured or contracted by that registrant to be manufactured, shall file a report on Form SD within the period specified in that Form disclosing the information required by the applicable items of Form SD as specified in that Form (17 CFR 249b.400).”

This is Nabors’ Conflict Minerals Report for the year ended December 31, 2023. This Conflict Minerals Report was prepared in accordance with the provisions of Rule 13p-1 and the SEC’s Form SD.

Terms used throughout this Conflict Minerals Report are as defined in Rule 13p-1, Form SD and Release No. 34-67716.

Overview

Nabors owns and operates one of the world’s largest land-based drilling rig fleets and is a provider of offshore platform rigs in the United States and international markets. Nabors also provides performance tools, directional drilling services, tubular running services and innovative technologies for its own rig fleet and those operated by third parties.

As of December 31, 2023, we own and operate approximately:

•	291 actively marketed rigs for land-based drilling operations in the United States and various countries throughout the world; and

•	28 actively marketed rigs for offshore drilling operations in the United States and multiple international markets.

We also manufacture and lease or sell top drives, other rig equipment and rig related software and technology.

We are subject to Rule 13p-1 to the extent that products we manufacture contain conflict minerals necessary to their functionality or production.  The SEC defines the term “conflict minerals” to include cassiterite, columbite-tantalite, gold, wolframite and their derivatives, which are limited to tin, tantalum and tungsten.  In this Conflict Minerals Report, we refer to tin, tantalum, tungsten and gold collectively as the “3TG Minerals.”

This Conflict Minerals Report relates to products that were manufactured or contracted to be manufactured for the period covered by this report that contain 3TG Minerals that we had reason to believe may have originated in Covered Countries (as defined below) and may not have come from recycled or scrap sources. For the period covered by this Conflict Mineral Report these products are top drives, catwalks, automated floor wrenches, casing running tools, drawworks, control systems, offshore handling equipment, remote valve actuators and related products and instrumentation.

Due Diligence

Reasonable Country of Origin Inquiry

In order to perform a reasonable country of origin inquiry to determine whether any 3TG Minerals included in our products originated in the Democratic Republic of the Congo or adjoining countries (the “Covered Countries”), we first identified products we manufacture that contain vendor-supplied components with 3TG Minerals necessary to the functionality or production of the product.  We then compiled a list of all vendors that provide components or other materials for those products.  We asked our suppliers to complete the Conflict Mineral Reporting Template (CMRT), a survey developed by the Responsible Minerals Initiative (RMI). The CMRT is a common survey used to identity smelters or refiners. We used the CMRT to survey those vendors to determine the following:

•	whether any of the components supplied to us contained 3TG Minerals;

•	if 3TG Minerals were included in the components, which smelters were used by the vendor and its supply chain;

•	whether any of the smelters have not been certified as conflict-free by the RMI;

•	whether the vendor has its own due diligence process; and

•	whether the vendor has a policy regarding conflict minerals.

Based on the responses, vendors were placed into one of the following categories:

•	Conformant: Conformant facilities are those that have successfully completed an assessment against the applicable RMI standard. RMI assessments are backward-looking. The assessment evaluates facilities' due diligence systems and processes to conform with the RMI standards. It is not a material validation assessment.

•	Not Listed: Vendor reported a smelter that was not included in the RMI Active and Conformant Facilities List;

•	Active: Active facilities are those that have committed to undergo a Responsible Minerals Assurance Process (RMAP) assessment, completed the relevant documents, and scheduled the on-site assessment. These may be in the pre-assessment, assessment, or corrective-action phases of the assessment;

•	Undeterminable: the products provided to us by the vendor may include 3TG Minerals, but the vendor has not yet finished its own due diligence and is unable to respond;

•	Insufficient Response: the vendor’s response is insufficient for classification in the categories above; or

•	Unresponsive: the vendor has not responded to the inquiry.

Only responses received as of May 28, 2024, were used in creating this Conflict Minerals Report. These responses are listed in the table on Appendix A. Not all of our vendors have responded.  Every survey received was reviewed and, based upon the responses, we undertook further efforts with certain vendors to determine whether the 3TG Minerals in components supplied by those vendors originated in the Covered Countries from sources that directly or indirectly finance or benefit armed groups in the Covered Countries.

Due Diligence Standard

Our due diligence framework for 3TG Minerals is generally based on the OECD Due Diligence Guidelines for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition (the “OECD Guidelines”).  Both the OECD Guidelines and the CMRT template discussed above are nationally and/or internationally recognized frameworks.

Due Diligence Process

Based on the OECD Guidelines, we have designed our due diligence program to gather information, establish company management systems, identify and assess risks in the supply chain, design and implement a strategy to respond to identified risks and report annually on supply chain due diligence.  Our specific actions include communicating and interacting with vendors, using the CMRT template with our vendors and enhancing our contracting procedures to include conflict mineral-specific requirements.  We report periodically to our Risk Oversight Committee of the Board of Directors with respect to our compliance obligations.  We may carry out third-party audits of our diligence practices as may be appropriate in the future.

Audit of Supply Chain Due Diligence

Pursuant to guidance from the SEC, only companies who elect to claim their products are “Conflict Free” are subject to an independent private sector audit. We are not making such claim here, and, consequently, this report was not audited.

Due Diligence Results

We are not a vertically integrated manufacturer, do not have a direct relationship with any 3TG Mineral smelters and make no purchases in the Covered Countries.  However, we conducted an analysis of our products and found that 3TG Minerals are included in certain vendor-supplied components incorporated into some of our products, such as top drives, catwalks, automated floor wrenches, casing running tools, drawworks, control systems, offshore handling equipment, remote valve actuators and related products and instrumentation.  While we are several levels removed from the actual mining of conflict minerals, in accordance with Rule 13p-1, we conducted a reasonable country of origin inquiry for the 3TG Minerals included in our products and due diligence on the source and chain custody of potential conflict minerals. As described below, our due diligence efforts remain ongoing.

Continuing Steps to Mitigate Risk

Continuing Steps

Our diligence efforts are continuing, and we continue to follow up with vendors in the Not Conflict Free, Undeterminable, Insufficient Response and Unresponsive categories in order to increase the rate of response to the CMRT template survey and identify the sources of 3TG Minerals necessary to the function or production of products we manufacture.  In addition, our contract procedures to require vendors to respond to conflict mineral related inquires and provide us with other related information.  We continue our efforts to further develop our conflict minerals program and build transparency over our supply chain in accordance with the OECD Guidance.

Inherent Limitations on Due Diligence Measures

As a downstream purchaser and user of conflict minerals, our due diligence measures can provide only reasonable, not absolute, assurance regarding the source and chain of custody of the necessary conflict minerals. Our due diligence processes are based on the necessity of seeking data from our vendors and those vendors seeking similar information within their supply chains to identify the original sources of the necessary conflict minerals. To determine whether any 3TG was sourced a Covered Country, we relied on our vendors responding with accurate information. Such sources of information may yield inaccurate or incomplete information and may be subject to fraud. Some of our vendors were nonresponsive and many were uncertain. We have undertaken measures to verify responses and minimize these limitations but cannot guarantee the accuracy of the responses provided.

Appendix A

Metal	Smelter Name/Smelter Look-up	Smelter Country	Smelter Identification Number	Status
Gold	8853 S.p.A.	Italy	CID002763	Unknown/Not Listed
Gold	ABC Refinery Pty Ltd.	Australia	CID002920	Unknown/Not Listed
Gold	Abington Reldan Metals, LLC	United States Of America	CID002708	Conformant
Gold	Advanced Chemical Company	United States Of America	CID000015	Active
Gold	African Gold Refinery	Uganda	CID003185	Unknown/Not Listed
Gold	Agosi AG	Germany	CID000035	Conformant
Gold	Aida Chemical Industries Co., Ltd.	Japan	CID000019	Conformant
Gold	Al Etihad Gold Refinery DMCC	United Arab Emirates	CID002560	Unknown/Not Listed
Gold	Al Ghaith Gold	United Arab Emirates	CID002899	Unknown/Not Listed
Gold	Albino Mountinho Lda.	Portugal	CID002760	Unknown/Not Listed
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan	CID000041	Conformant
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil	CID000058	Conformant
Gold	Argor-Heraeus S.A.	Switzerland	CID000077	Conformant
Gold	ARY Aurum Plus	United Arab Emirates	CID002596	Unknown/Not Listed
Gold	Asahi Pretec Corp.	Japan	CID000082	Conformant
Gold	Asahi Refining Canada Ltd.	Canada	CID000924	Conformant
Gold	Asahi Refining USA Inc.	United States Of America	CID000920	Conformant
Gold	Asaka Riken Co., Ltd.	Japan	CID000090	Conformant
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey	CID000103	Unknown/Not Listed
Gold	AU Traders and Refiners	South Africa	CID002850	Unknown/Not Listed
Gold	Augmont Enterprises Private Limited	India	CID003461	Unknown/Not Listed
Gold	Aurubis AG	Germany	CID000113	Conformant
Gold	Bangalore Refinery	India	CID002863	Active
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines	CID000128	Conformant
Gold	Boliden Ronnskar	Sweden	CID000157	Conformant
Gold	C. Hafner GmbH + Co. KG	Germany	CID000176	Conformant

Gold	C.I Metales Procesados Industriales SAS	Colombia	CID003421	Unknown/Not Listed
Gold	Caridad	Mexico	CID000180	Unknown/Not Listed
Gold	CCR Refinery - Glencore Canada Corporation	Canada	CID000185	Conformant
Gold	Cendres + Metaux S.A.	Switzerland	CID000189	Unknown/Not Listed
Gold	CGR Metalloys Pvt Ltd.	India	CID003382	Unknown/Not Listed
Gold	Chimet S.p.A.	Italy	CID000233	Conformant
Gold	Chugai Mining	Japan	CID000264	Conformant
Gold	Coimpa Industrial LTDA	Brazil	CID004010	Conformant
Gold	Daye Non-Ferrous Metals Mining Ltd.	China	CID000343	Unknown/Not Listed
Gold	Degussa Sonne / Mond Goldhandel GmbH	Germany	CID002867	Unknown/Not Listed
Gold	Dijllah Gold Refinery FZC	United Arab Emirates	CID003348	Unknown/Not Listed
Gold	Dongwu Gold Group	China	CID003663	Unknown/Not Listed
Gold	Dowa	Japan	CID000401	Conformant
Gold	DSC (Do Sung Corporation)	Korea, Republic Of	CID000359	Conformant
Gold	Eco-System Recycling Co., Ltd. East Plant	Japan	CID000425	Conformant
Gold	Eco-System Recycling Co., Ltd. North Plant	Japan	CID003424	Conformant
Gold	Eco-System Recycling Co., Ltd. West Plant	Japan	CID003425	Conformant
Gold	Elite Industech Co., Ltd.	Taiwan, Province Of China	CID004755	Active
Gold	Emerald Jewel Industry India Limited (Unit 1)	India	CID003487	Unknown/Not Listed
Gold	Emerald Jewel Industry India Limited (Unit 2)	India	CID003488	Unknown/Not Listed
Gold	Emerald Jewel Industry India Limited (Unit 3)	India	CID003489	Unknown/Not Listed
Gold	Emerald Jewel Industry India Limited (Unit 4)	India	CID003490	Unknown/Not Listed
Gold	Emirates Gold DMCC	United Arab Emirates	CID002561	Unknown/Not Listed
Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe	CID002515	Unknown/Not Listed
Gold	Fujairah Gold FZC	United Arab Emirates	CID002584	Unknown/Not Listed
Gold	Geib Refining Corporation	United States Of America	CID002459	Unknown/Not Listed
Gold	GG Refinery Ltd.	Tanzania	CID004506	Active

Gold	GGC Gujrat Gold Centre Pvt. Ltd.	India	CID002852	Unknown/Not Listed
Gold	Gold by Gold Colombia	Colombia	CID003641	Conformant
Gold	Gold Coast Refinery	Ghana	CID003186	Unknown/Not Listed
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China	CID002243	Conformant
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China	CID001909	Unknown/Not Listed
Gold	Guangdong Hua Jian Trade Co., Ltd.	China	CID000605	Unknown/Not Listed
Gold	Guangdong Jinding Gold Limited	China	CID002312	Unknown/Not Listed
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China	CID000651	Unknown/Not Listed
Gold	Hang Seng Technology	China	CID000670	Unknown/Not Listed
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China	CID000671	Unknown/Not Listed
Gold	Heimerle + Meule GmbH	Germany	CID000694	Conformant
Gold	Henan Yuguang Gold & Lead Co., Ltd.	China	CID002519	Unknown/Not Listed
Gold	Heraeus Germany GmbH Co. KG	Germany	CID000711	Conformant
Gold	Heraeus Metals Hong Kong Ltd.	China	CID000707	Conformant
Gold	Hunan Chenzhou Mining Co., Ltd.	China	CID000767	Unknown/Not Listed
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	China	CID000773	Unknown/Not Listed
Gold	Hung Cheong Metal Manufacturing Limited	China	CID002904	Unknown/Not Listed
Gold	HwaSeong CJ CO., LTD.	Korea, Republic Of	CID000778	Unknown/Not Listed
Gold	Impala Refineries – Base Metals Refinery (BMR)	South Africa	CID004604	Active
Gold	Impala Refineries – Platinum Metals Refinery (PMR)	South Africa	CID004714	Active
Gold	Impala Rustenburg	South Africa	CID004610	Active
Gold	Inca One (Chala One Plant)	Peru	CID004704	Active
Gold	Inca One (Koricancha Plant)	Peru	CID004705	Active
Gold	Industrial Refining Company	Belgium	CID002587	Unknown/Not Listed
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	China	CID000801	Conformant
Gold	International Precious Metal Refiners	United Arab Emirates	CID002562	Unknown/Not Listed
Gold	Ishifuku Metal Industry Co., Ltd.	Japan	CID000807	Conformant
Gold	Istanbul Gold Refinery	Turkey	CID000814	Conformant

Gold	Italpreziosi	Italy	CID002765	Conformant
Gold	JALAN & Company	India	CID002893	Unknown/Not Listed
Gold	Japan Mint	Japan	CID000823	Conformant
Gold	Jiangxi Copper Co., Ltd.	China	CID000855	Conformant
Gold	Jinlong Copper Co., Ltd.	China	CID000909	Unknown/Not Listed
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation	CID000927	Unknown/Not Listed
Gold	JSC Novosibirsk Refinery	Russian Federation	CID000493	Unknown/Not Listed
Gold	JSC Uralelectromed	Russian Federation	CID000929	Unknown/Not Listed
Gold	JX Nippon Mining & Metals Co., Ltd.	Japan	CID000937	Conformant
Gold	K.A. Rasmussen	Norway	CID003497	Unknown/Not Listed
Gold	Kaloti Precious Metals	United Arab Emirates	CID002563	Unknown/Not Listed
Gold	Kazakhmys Smelting LLC	Kazakhstan	CID000956	Unknown/Not Listed
Gold	Kazzinc	Kazakhstan	CID000957	Conformant
Gold	Kennecott Utah Copper LLC	United States Of America	CID000969	Conformant
Gold	KGHM Polska Miedz Spolka Akcyjna	Poland	CID002511	Conformant
Gold	Kojima Chemicals Co., Ltd.	Japan	CID000981	Conformant
Gold	Korea Zinc Co., Ltd.	Korea, Republic Of	CID002605	Conformant
Gold	KP Sanghvi International Pvt Ltd	India	CID004433	Active
Gold	Kundan Care Products Ltd.	India	CID003463	Unknown/Not Listed
Gold	Kyrgyzaltyn JSC	Kyrgyzstan	CID001029	Unknown/Not Listed
Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation	CID002865	Unknown/Not Listed
Gold	L'azurde Company For Jewelry	Saudi Arabia	CID001032	Unknown/Not Listed
Gold	Lingbao Gold Co., Ltd.	China	CID001056	Unknown/Not Listed
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China	CID001058	Unknown/Not Listed
Gold	L'Orfebre S.A.	Andorra	CID002762	Conformant
Gold	LS MnM Inc.	Korea, Republic Of	CID001078	Conformant
Gold	LT Metal Ltd.	Korea, Republic Of	CID000689	Conformant

Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China	CID001093	Unknown/Not Listed
Gold	Marsam Metals	Brazil	CID002606	Unknown/Not Listed
Gold	Materion	United States Of America	CID001113	Conformant
Gold	Matsuda Sangyo Co., Ltd.	Japan	CID001119	Conformant
Gold	MD Overseas	India	CID003548	Unknown/Not Listed
Gold	Metal Concentrators SA (Pty) Ltd.	South Africa	CID003575	Conformant
Gold	Metalor Technologies (Hong Kong) Ltd.	China	CID001149	Conformant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore	CID001152	Conformant
Gold	Metalor Technologies (Suzhou) Ltd.	China	CID001147	Conformant
Gold	Metalor Technologies S.A.	Switzerland	CID001153	Conformant
Gold	Metalor USA Refining Corporation	United States Of America	CID001157	Conformant
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico	CID001161	Conformant
Gold	Mitsubishi Materials Corporation	Japan	CID001188	Conformant
Gold	Mitsui Mining and Smelting Co., Ltd.	Japan	CID001193	Conformant
Gold	MKS PAMP SA	Switzerland	CID001352	Conformant
Gold	MMTC-PAMP India Pvt., Ltd.	India	CID002509	Conformant
Gold	Modeltech Sdn Bhd	Malaysia	CID002857	Unknown/Not Listed
Gold	Morris and Watson	New Zealand	CID002282	Unknown/Not Listed
Gold	Moscow Special Alloys Processing Plant	Russian Federation	CID001204	Unknown/Not Listed
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	Turkey	CID001220	Conformant
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan	CID001236	Conformant
Gold	NH Recytech Company	Korea, Republic Of	CID003189	Conformant
Gold	Nihon Material Co., Ltd.	Japan	CID001259	Conformant
Gold	Nyrstar	United States	CID001313	Unknown/Not Listed
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Austria	CID002779	Conformant
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan	CID001325	Conformant
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Russian Federation	CID001326	Unknown/Not Listed

Gold	Penglai Penggang Gold Industry Co., Ltd.	China	CID001362	Unknown/Not Listed
Gold	Planta Recuperadora de Metales SpA	Chile	CID002919	Conformant
Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation	CID001386	Unknown/Not Listed
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia	CID001397	Conformant
Gold	PX Precinox S.A.	Switzerland	CID001498	Conformant
Gold	Rand Refinery (Pty) Ltd.	South Africa	CID001512	Conformant
Gold	Refinery of Seemine Gold Co., Ltd.	China	CID000522	Unknown/Not Listed
Gold	REMONDIS PMR B.V.	Netherlands	CID002582	Conformant
Gold	Republic Metals Corporation	United States Of America	CID002510	Unknown/Not Listed
Gold	Royal Canadian Mint	Canada	CID001534	Conformant
Gold	SAAMP	France	CID002761	Unknown/Not Listed
Gold	Safimet S.p.A	Italy	CID002973	Unknown/Not Listed
Gold	Safina A.S.	Czechia	CID002290	Conformant
Gold	Sai Refinery	India	CID002853	Unknown/Not Listed
Gold	Samduck Precious Metals	Korea, Republic Of	CID001555	Unknown/Not Listed
Gold	Samwon Metals Corp.	Korea, Republic Of	CID001562	Unknown/Not Listed
Gold	Sancus ZFS (L’Orfebre, SA)	Colombia	CID003529	Unknown/Not Listed
Gold	Sellem Industries Ltd.	Mauritania	CID003540	Unknown/Not Listed
Gold	Sempsa Joyeria Plateria S.A.	Spain	CID001585	Conformant
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	China	CID001605	Unknown/Not Listed
Gold	Shandong Gold Smelting Co., Ltd.	China	CID001916	Conformant
Gold	Shandong Hengbang Smelter Co., Ltd.	China	CID001612	Unknown/Not Listed
Gold	Shandong Humon Smelting Co., Ltd.	China	CID002525	Unknown/Not Listed
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China	CID001619	Unknown/Not Listed
Gold	Shandong Yanggu Xiangguang Co., Ltd.	China	CID002614	Unknown/Not Listed
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China	CID001622	Conformant
Gold	Shenzhen CuiLu Gold Co., Ltd.	China	CID002750	Unknown/Not Listed

Gold	Shenzhen Heng Zhong Industry Co., Ltd.	China	CID001692	Unknown/Not Listed
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China	CID002527	Unknown/Not Listed
Gold	Shirpur Gold Refinery Ltd.	India	CID002588	Unknown/Not Listed
Gold	Sichuan Tianze Precious Metals Co., Ltd.	China	CID001736	Conformant
Gold	Sino-Platinum Metals Co., Ltd.	China	CID001745	Unknown/Not Listed
Gold	Solar Applied Materials Technology Corp.	Taiwan, Province Of China	CID001761	Conformant
Gold	Sovereign Metals	India	CID003383	Unknown/Not Listed
Gold	State Research Institute Center for Physical Sciences and Technology	Lithuania	CID003153	Unknown/Not Listed
Gold	Sudan Gold Refinery	Sudan	CID002567	Unknown/Not Listed
Gold	Sumitomo Metal Mining Co., Ltd.	Japan	CID001798	Conformant
Gold	SungEel HiMetal Co., Ltd.	Korea, Republic Of	CID002918	Conformant
Gold	T.C.A S.p.A	Italy	CID002580	Conformant
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	CID001875	Conformant
Gold	Tokuriki Honten Co., Ltd.	Japan	CID001938	Conformant
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China	CID001947	Unknown/Not Listed
Gold	TOO Tau-Ken-Altyn	Kazakhstan	CID002615	Conformant
Gold	Torecom	Korea, Republic Of	CID001955	Conformant
Gold	Umicore Brasil Ltda.	Brazil	CID001977	Unknown/Not Listed
Gold	Umicore Precious Metals Thailand	Thailand	CID002314	Unknown/Not Listed
Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium	CID001980	Conformant
Gold	United Precious Metal Refining, Inc.	United States Of America	CID001993	Conformant
Gold	Valcambi S.A.	Switzerland	CID002003	Conformant
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	China	CID002009	Unknown/Not Listed
Gold	Weeerefining	France	CID003615	Conformant
Gold	Western Australian Mint (T/a The Perth Mint)	Australia	CID002030	Conformant
Gold	Wieland Edelmetalle GmbH	Germany	CID002778	Conformant
Gold	Wuzhong Group	China	CID002063	Unknown/Not Listed

Gold	Yamakin Co., Ltd.	Japan	CID002100	Conformant
Gold	Yokohama Metal Co., Ltd.	Japan	CID002129	Conformant
Gold	Yunnan Copper Industry Co., Ltd.	China	CID000197	Unknown/Not Listed
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	China	CID002491	Unknown/Not Listed
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China	CID002205	Unknown/Not Listed
Gold	Zhongkuang Gold Industry Co., Ltd.	China	CID002214	Unknown/Not Listed
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	China	CID002219	Unknown/Not Listed
Gold	Zhongshan Poison Material Proprietary Co., Ltd.	China	CID002221	Unknown/Not Listed
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	CID002224	Conformant
Gold	Zhuhai toxic materials Monopoly Ltd.	China	CID002231	Unknown/Not Listed
Gold	Zhuzhou Smelting Group Co., Ltd	China	CID002529	Unknown/Not Listed
Tantalum	5D Production OU	Estonia	CID003926	Unknown/Not Listed
Tantalum	AMG Brasil	Brazil	CID001076	Conformant
Tantalum	Anhui Herrman Impex Co.	China	CID000059	Unknown/Not Listed
Tantalum	Avon Specialty Metals Ltd.	United Kingdom Of Great Britain And Northern Ireland	CID002705	Conformant
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China	CID000211	Conformant
Tantalum	D Block Metals, LLC	United States Of America	CID002504	Conformant
Tantalum	F&X Electro-Materials Ltd.	China	CID000460	Conformant
Tantalum	FIR Metals & Resource Ltd.	China	CID002505	Conformant
Tantalum	Global Advanced Metals Aizu	Japan	CID002558	Conformant
Tantalum	Global Advanced Metals Boyertown	United States Of America	CID002557	Conformant
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	China	CID000291	Conformant
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China	CID002492	Conformant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	China	CID002512	Conformant
Tantalum	Jiangxi Tuohong New Raw Material	China	CID002842	Conformant
Tantalum	Jiujiang Janny New Material Co., Ltd.	China	CID003191	Conformant

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China	CID000914	Conformant
Tantalum	Jiujiang Tanbre Co., Ltd.	China	CID000917	Conformant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China	CID002506	Conformant
Tantalum	Kemet de Mexico	Mexico	CID002539	Conformant
Tantalum	Materion Newton Inc.	United States Of America	CID002548	Conformant
Tantalum	Metallurgical Products India Pvt., Ltd.	India	CID001163	Conformant
Tantalum	Mineracao Taboca S.A.	Brazil	CID001175	Conformant
Tantalum	Mitsui Mining and Smelting Co., Ltd.	Japan	CID001192	Conformant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	CID001277	Conformant
Tantalum	NPM Silmet AS	Estonia	CID001200	Conformant
Tantalum	Plansee SE Reutte	Austria	CID002556	Unknown/Not Listed
Tantalum	PowerX Ltd.	Rwanda	CID004054	Conformant
Tantalum	QSIL Metals Hermsdorf GmbH	Germany	CID002547	Conformant
Tantalum	QuantumClean	United States Of America	CID001508	Conformant
Tantalum	Resind Industria e Comercio Ltda.	Brazil	CID002707	Conformant
Tantalum	RFH Recycling Metals Co., Ltd.	China	CID003159	Conformant
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	China	CID003583	Conformant
Tantalum	Taike Technology(Suzhou)Co.,Ltd.	China	CID002566	Unknown/Not Listed
Tantalum	Taki Chemical Co., Ltd.	Japan	CID001869	Conformant
Tantalum	Taniobis Co., Ltd.	Thailand	CID002544	Conformant
Tantalum	Taniobis GmbH	Germany	CID002545	Conformant
Tantalum	Taniobis Japan Co., Ltd.	Japan	CID002549	Conformant
Tantalum	Taniobis Smelting GmbH & Co. KG	Germany	CID002550	Conformant
Tantalum	Telex Metals	United States Of America	CID001891	Conformant
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	CID001969	Conformant
Tantalum	V&D New Materials (Jiangsu) Co., Ltd.	China	CID003498	Conformant
Tantalum	Ximei Resources (Guangdong) Limited	China	CID000616	Conformant
Tantalum	Ximei Resources(Guizhou) Technology Co., Ltd.	China	CID003973	Conformant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	China	CID002508	Conformant

Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	China	CID001522	Conformant
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	China	CID002307	Unknown/Not Listed
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	China	CID002232	Unknown/Not Listed
Tin	Alpha	United States Of America	CID000292	Conformant
Tin	An Vinh Joint Stock Mineral Processing Company	Viet Nam	CID002703	Unknown/Not Listed
Tin	Aurubis Beerse	Belgium	CID002773	Conformant
Tin	Aurubis Berango	Spain	CID002774	Conformant
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China	CID000228	Conformant
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	China	CID003190	Conformant
Tin	China Rare Metal Material Co., Ltd.	China	CID000244	Unknown/Not Listed
Tin	China Tin Group Co., Ltd.	China	CID001070	Conformant
Tin	Chofu Works	China	CID002786	Unknown/Not Listed
Tin	Cohen Alloys Ltd	United Kingdom Of Great Britain And Northern Ireland	NOT KNOWN	Unknown/Not Listed
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	Brazil	CID003486	Conformant
Tin	CRM Synergies	Spain	CID003524	Conformant
Tin	CV Ayi Jaya	Indonesia	CID002570	Conformant
Tin	CV Gita Pesona	Indonesia	CID000306	Unknown/Not Listed
Tin	CV United Smelting	Indonesia	CID000315	Unknown/Not Listed
Tin	CV Venus Inti Perkasa	Indonesia	CID002455	Conformant
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	China	CID003356	Unknown/Not Listed
Tin	Dongguan City Xida Soldering Tin Products Co.	China	CID000376	Unknown/Not Listed
Tin	Dowa	Japan	CID000402	Conformant
Tin	Dragon Silver Holdings Limited	China	CID003579	Unknown/Not Listed
Tin	DS Myanmar	Myanmar	CID003831	Conformant
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Viet Nam	CID002572	Unknown/Not Listed

Tin	EM Vinto	Bolivia (Plurinational State Of)	CID000438	Conformant
Tin	Estanho de Rondonia S.A.	Brazil	CID000448	Conformant
Tin	Fabrica Auricchio Industria e Comercio Ltda.	Brazil	CID003582	Conformant
Tin	Feinhutte Halsbrucke GmbH	Germany	CID000466	Conformant
Tin	Fenix Metals	Poland	CID000468	Conformant
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	China	CID003410	Unknown/Not Listed
Tin	Gejiu Kai Meng Industry and Trade LLC	China	CID000942	Unknown/Not Listed
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	CID000538	Conformant
Tin	Gejiu Yunxi Group Corp.	China	CID000553	Unknown/Not Listed
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China	CID001908	Unknown/Not Listed
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China	CID000555	Unknown/Not Listed
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	China	CID003116	Conformant
Tin	Guangxi Hua Tin Gold Minute Fee, Ltd.	China	CID002274	Unknown/Not Listed
Tin	Guangxi Nonferrous Metals Group	China	CID000626	Unknown/Not Listed
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	China	CID000628	Unknown/Not Listed
Tin	Hezhou Jinwei Tin Co., Ltd.	China	CID000720	Unknown/Not Listed
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	China	CID002635	Unknown/Not Listed
Tin	HuiChang Hill Tin Industry Co., Ltd.	China	CID002844	Conformant
Tin	Jiang Xi Jia Wang Technology Tin Products Environmental Ltd.	China	CID000841	Unknown/Not Listed
Tin	Jiangxi New Nanshan Technology Ltd.	China	CID001231	Conformant
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	China	CID002819	Unknown/Not Listed
Tin	LIAN JING	China	CID002281	Unknown/Not Listed
Tin	Luna Smelter, Ltd.	Rwanda	CID003387	Conformant
Tin	Ma An Shan Shu Guang Smelter Corp.	China	CID001098	Unknown/Not Listed
Tin	Ma'anshan Weitai Tin Co., Ltd.	China	CID003379	Unknown/Not Listed
Tin	Magnu's Minerais Metais e Ligas Ltda.	Brazil	CID002468	Conformant

Tin	Malaysia Smelting Corporation (MSC)	Malaysia	CID001105	Conformant
Tin	Materials Eco-Refining Co., Ltd.	Japan	CID001112	Unknown/Not Listed
Tin	Melt Metais e Ligas S.A.	Brazil	CID002500	Unknown/Not Listed
Tin	Metahub Industries Sdn. Bhd.	Malaysia	CID001136	Unknown/Not Listed
Tin	Metallic Resources, Inc.	United States Of America	CID001142	Conformant
Tin	Minchali Metal Industry Co., Ltd.	Taiwan	CID001172	Unknown/Not Listed
Tin	Mineracao Taboca S.A.	Brazil	CID001173	Conformant
Tin	Mineracao Taboca S.A.	Brazil	CID001175	Unknown/Not Listed
Tin	Ming Li Jia smelt Metal Factory	China	CID001177	Unknown/Not Listed
Tin	Mining Minerals Resources SARL	Congo, Democratic Republic Of The	CID004065	Conformant
Tin	Minsur	Peru	CID001182	Conformant
Tin	Mitsubishi Materials Corporation	Japan	CID001191	Conformant
Tin	Modeltech Sdn Bhd	Malaysia	CID002858	Unknown/Not Listed
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Viet Nam	CID002573	Unknown/Not Listed
Tin	Novosibirsk Tin Combine	Russian Federation	CID001305	Unknown/Not Listed
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand	CID001314	Conformant
Tin	O.M. Manufacturing Philippines, Inc.	Philippines	CID002517	Conformant
Tin	Operaciones Metalurgicas S.A.	Bolivia (Plurinational State Of)	CID001337	Conformant
Tin	Pongpipat Company Limited	Myanmar	CID003208	Unknown/Not Listed
Tin	Precious Minerals and Smelting Limited	India	CID003409	Active
Tin	PT Aries Kencana Sejahtera	Indonesia	CID000309	Conformant
Tin	PT Artha Cipta Langgeng	Indonesia	CID001399	Conformant
Tin	PT ATD Makmur Mandiri Jaya	Indonesia	CID002503	Conformant
Tin	PT Babel Inti Perkasa	Indonesia	CID001402	Conformant
Tin	PT Babel Surya Alam Lestari	Indonesia	CID001406	Conformant
Tin	PT Bangka Prima Tin	Indonesia	CID002776	Conformant
Tin	PT Bangka Serumpun	Indonesia	CID003205	Conformant
Tin	PT Bangka Tin Industry	Indonesia	CID001419	Active

Tin	PT Belitung Industri Sejahtera	Indonesia	CID001421	Conformant
Tin	PT Bukit Timah	Indonesia	CID001428	Conformant
Tin	PT Cipta Persada Mulia	Indonesia	CID002696	Conformant
Tin	PT DS Jaya Abadi	Indonesia	CID001434	Unknown/Not Listed
Tin	PT Eunindo Usaha Mandiri	Indonesia	CID001438	Unknown/Not Listed
Tin	PT Inti Stania Prima	Indonesia	CID002530	Unknown/Not Listed
Tin	PT Menara Cipta Mulia	Indonesia	CID002835	Conformant
Tin	PT Mitra Stania Prima	Indonesia	CID001453	Conformant
Tin	PT Mitra Sukses Globalindo	Indonesia	CID003449	Conformant
Tin	PT Panca Mega Persada	Indonesia	CID001457	Unknown/Not Listed
Tin	PT Premium Tin Indonesia	Indonesia	CID000313	Conformant
Tin	PT Prima Timah Utama	Indonesia	CID001458	Conformant
Tin	PT Putera Sarana Shakti (PT PSS)	Indonesia	CID003868	Conformant
Tin	PT Rajawali Rimba Perkasa	Indonesia	CID003381	Conformant
Tin	PT Rajehan Ariq	Indonesia	CID002593	Conformant
Tin	PT Refined Bangka Tin	Indonesia	CID001460	Conformant
Tin	PT Sariwiguna Binasentosa	Indonesia	CID001463	Conformant
Tin	PT Stanindo Inti Perkasa	Indonesia	CID001468	Conformant
Tin	PT Sukses Inti Makmur (SIM)	Indonesia	CID002816	Conformant
Tin	PT Sumber Jaya Indah	Indonesia	CID001471	Unknown/Not Listed
Tin	PT Timah Nusantara	Indonesia	CID001486	Conformant
Tin	PT Timah Tbk Kundur	Indonesia	CID001477	Conformant
Tin	PT Timah Tbk Mentok	Indonesia	CID001482	Conformant
Tin	PT Tinindo Inter Nusa	Indonesia	CID001490	Conformant
Tin	PT Tirus Putra Mandiri	Indonesia	CID002478	Unknown/Not Listed
Tin	PT Tommy Utama	Indonesia	CID001493	Conformant
Tin	Resind Industria e Comercio Ltda.	Brazil	CID002706	Conformant
Tin	Rian Resources SDN. BHD.	Malaysia	CID003581	Conformant
Tin	Rui Da Hung	Taiwan, Province Of China	CID001539	Conformant
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	China	CID001606	Unknown/Not Listed
Tin	Shangrao Xuri Smelting Factory	China	CID001648	Unknown/Not Listed
Tin	Shenzhen Hong Chang Metal Manufacturing Factory	China	CID001694	Unknown/Not Listed
Tin	Sichuan Guanghan Jiangnan casting smelters	China	CID001731	Unknown/Not Listed

Tin	Sigma Tin Alloy Co., Ltd.	China	CID002408	Unknown/Not Listed
Tin	Smelter not listed	China	CID001920	Unknown/Not Listed
Tin	Smelter not listed	China	CID001943	Unknown/Not Listed
Tin	Smelter not listed	China	CID002123	Unknown/Not Listed
Tin	Smelter not listed	China	CID002220	Unknown/Not Listed
Tin	Smelter not listed	China	CID002428	Unknown/Not Listed
Tin	Smelter not listed	China	CID002436	Unknown/Not Listed
Tin	Smelter not listed	China	CID002946	Unknown/Not Listed
Tin	Smelter not listed	Italy	CID003395	Unknown/Not Listed
Tin	Smelter not listed	Taiwan, Province Of China	CID001852	Unknown/Not Listed
Tin	Smelter not listed	United States Of America	CID001246	Unknown/Not Listed
Tin	Soft Metais Ltda.	Brazil	CID001758	Conformant
Tin	Super Ligas	Brazil	CID002756	Conformant
Tin	Suzhou Nuonengda Chemical Co., Ltd.	China	CID001822	Unknown/Not Listed
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	Viet Nam	CID002834	Unknown/Not Listed
Tin	Thaisarco	Thailand	CID001898	Conformant
Tin	Tin Plating Gejiu	China	CID001932	Unknown/Not Listed
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	China	CID002180	Conformant
Tin	Tin Technology & Refining	United States Of America	CID003325	Conformant
Tin	Top-Team Technology (Shenzhen) Ltd.	China	CID001954	Unknown/Not Listed
Tin	TRATHO Metal Quimica	Brazil	CID003474	Conformant
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Viet Nam	CID002574	Unknown/Not Listed
Tin	VQB Mineral and Trading Group JSC	Viet Nam	CID002015	Unknown/Not Listed
Tin	White Solder Metalurgia e Mineracao Ltda.	Brazil	CID002036	Conformant
Tin	Wujiang City Luxe Tin Factory	China	CID002057	Unknown/Not Listed
Tin	Xin Furukawa Metal (Wuxi) Co., Ltd.	China	CID002090	Unknown/Not Listed

Tin	Xuri	China	CID002099	Unknown/Not Listed
Tin	Yifeng Tin	China	CID002121	Unknown/Not Listed
Tin	Yuecheng Tin Co., Ltd.	China	CID002147	Unknown/Not Listed
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China	CID002158	Conformant
Tin	Yunnan Chengo Electric Smelting Plant	China	CID002162	Unknown/Not Listed
Tin	Yunnan Copper Zinc Industry Co., Ltd.	China	CID002164	Unknown/Not Listed
Tin	Yunnan Gejiu Zili Metallurgy Co. Ltd.	China	CID002166	Unknown/Not Listed
Tin	Yunnan Industrial Co., Ltd.	China	CID002173	Unknown/Not Listed
Tin	Yunnan Malipo Baiyi Kuangye Co.	China	CID002309	Unknown/Not Listed
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	China	CID003397	Conformant
Tungsten	A.L.M.T. Corp.	Japan	CID000004	Conformant
Tungsten	ACL Metais Eireli	Brazil	CID002833	Unknown/Not Listed
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Brazil	CID003427	Unknown/Not Listed
Tungsten	Artek LLC	Russian Federation	CID003553	Unknown/Not Listed
Tungsten	Asia Tungsten Products Vietnam Ltd.	Viet Nam	CID002502	Conformant
Tungsten	Avon Specialty Metals Ltd.	United Kingdom Of Great Britain And Northern Ireland	CID002704	Conformant
Tungsten	China Molybdenum Tungsten Co., Ltd.	China	CID002641	Conformant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	CID000258	Conformant
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	China	CID000281	Unknown/Not Listed
Tungsten	Cronimet Brasil Ltda	Brazil	CID003468	Conformant
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	China	CID003401	Unknown/Not Listed
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China	CID000499	Unknown/Not Listed
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	China	CID003609	Conformant
Tungsten	Ganzhou Beseem Ferrotungsten Co., Ltd.	China	CID002644	Unknown/Not Listed
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	China	CID002645	Unknown/Not Listed

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China	CID002315	Conformant
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China	CID002494	Conformant
Tungsten	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	China	CID003580	Conformant
Tungsten	Global Tungsten & Powders LLC	United States Of America	CID000568	Conformant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China	CID000218	Conformant
Tungsten	H.C. Starck Tungsten GmbH	Germany	CID002541	Conformant
Tungsten	Hannae Fort Co., Ltd.	Korea, Republic Of	CID003978	Unknown/Not Listed
Tungsten	Hubei Green Tungsten Co., Ltd.	China	CID003417	Conformant
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China	CID000766	Conformant
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	China	CID002579	Unknown/Not Listed
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	China	CID002513	Conformant
Tungsten	Hydrometallurg, JSC	Russian Federation	CID002649	Unknown/Not Listed
Tungsten	Japan New Metals Co., Ltd.	Japan	CID000825	Conformant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China	CID002551	Conformant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China	CID002321	Conformant
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China	CID002313	Unknown/Not Listed
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China	CID002318	Conformant
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China	CID002317	Conformant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China	CID002316	Conformant
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	Russian Federation	CID003408	Unknown/Not Listed
Tungsten	Kennametal Fallon	United States Of America	CID000966	Conformant
Tungsten	Kennametal Huntsville	United States Of America	CID000105	Conformant
Tungsten	Lianyou Metals Co., Ltd.	Taiwan, Province Of China	CID003407	Conformant
Tungsten	LLC Vostok	Russian Federation	CID003643	Unknown/Not Listed
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China	CID002319	Conformant
Tungsten	Masan High-Tech Materials	Viet Nam	CID002543	Conformant

Tungsten	Moliren Ltd.	Russian Federation	CID002845	Unknown/Not Listed
Tungsten	Niagara Refining LLC	United States Of America	CID002589	Conformant
Tungsten	NPP Tyazhmetprom LLC	Russian Federation	CID003416	Unknown/Not Listed
Tungsten	OOO “Technolom” 1	Russian Federation	CID003614	Unknown/Not Listed
Tungsten	OOO “Technolom” 2	Russian Federation	CID003612	Unknown/Not Listed
Tungsten	Philippine Chuangxin Industrial Co., Inc.	Philippines	CID002827	Conformant
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	Viet Nam	CID002538	Unknown/Not Listed
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	China	CID004430	Conformant
Tungsten	TANIOBIS Smelting GmbH & Co. KG	Germany	CID002542	Conformant
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Viet Nam	CID001889	Unknown/Not Listed
Tungsten	Tungsten Vietnam Joint Stock Company	Viet Nam	CID003993	Conformant
Tungsten	Unecha Refractory metals plant	Russian Federation	CID002724	Unknown/Not Listed
Tungsten	Wolfram Bergbau und Hutten AG	Austria	CID002044	Conformant
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China	CID002320	Conformant
Tungsten	Xiamen Tungsten Co., Ltd.	China	CID002082	Conformant
Tungsten	Yudu Ansheng Tungsten Co., Ltd.	China	CID003662	Unknown/Not Listed
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	China	CID002195	Unknown/Not Listed